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                                                                    EXHIBIT 10.1

                               SWIFT FOODS COMPANY
                             1770 PROMONTORY CIRCLE
                             GREELEY, COLORADO 80634

March ____, 2005

S&C Holdco 3, Inc.
1770 Promontory Circle
Greeley, Colorado  80634

Ladies and Gentlemen:

      Reference is made to (i) the sale of $75,000,000 aggregate principal amount of 10.25% Convertible Senior Subordinated Notes due 2010 (the "Convertible Notes") of Swift Foods Company, a Delaware corporation ("SFC"), issued under an indenture (the "Convertible Notes Indenture") dated as of the date hereof among SFC, the Guarantor listed on the signature pages thereto, and The Bank of New York Trust Company, N.A., as trustee, and (ii) the sale of $105,000,000.00 aggregate principal amount of 11.00% Senior Notes due 2010 (the "Senior Notes") of S&C Holdco 3, Inc., a Delaware corporation ("Holdco 3"), issued under an indenture (the "Senior Notes Indenture") dated as of the date hereof among Holdco 3, the Guarantor listed on the signature pages thereto, and The Bank of New York Trust Company, N.A., as trustee. In exchange for the guarantee (the "Guarantee") of Holdco 3 of the Convertible Notes pursuant to the Convertible Notes Indenture, SFC hereby agrees to contribute the Net IPO Proceeds (as defined in the Senior Notes Indenture) received by SFC upon consummation of an Initial Public Offering (as defined in the Senior Notes Indenture) directly or indirectly to Holdco 3 to the extent necessary for Holdco 3 to satisfy its obligations under the Senior Notes Indenture with respect to the repurchase offer for the notes issued under the Senior Notes Indenture upon consummation of an Initial Public Offering. If you are in agreement with the foregoing, please execute this letter agreement in the space provided below.

                                           Sincerely,

                                           SWIFT FOODS COMPANY

                                           By:    /s/ Donald F. Wiseman
                                                  -----------------------
                                           Name:  Donald F. Wiseman
                                           Title: Vice President
ACCEPTED AND AGREED
this _____ day of March, 2005

S&C HOLDCO 3, INC.

By:    /s/ Donald F. Wiseman
       -----------------------
Name:  Donald F. Wiseman
Title: Secretary